Exhibit 99.2

MANAGEMENT OF ADVANCED HEART FAILURE TODAY Leslie W. Miller, MD Director of Heart Failure Morgan Heart Institute

Forward Looking Statement This presentation contains forward-looking statements. All forward-looking statements are management’s present expectations of future events and are subject to a number of risks and uncertainties. Various factors could cause actual results to differ materially from these statements including timing, clinical enrollment, clinical results, financing availability, product sales and marketing or efficacy of products, and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward looking statements are expressly qualified in their entirety by this cautionary statement. Caution: C-Pulse ® is an investigational device. The device is limited by federal (United States) law to investigational use only. C-Pulse is a registered trademark of Sunshine Heart Inc.

3 Coronary Deaths Coronary deaths are down by half But heart failure has almost tripled Heart Failure Source: National Hospital Discharge Survey, CDC/NCHS and NHLBI. Consequence of our Success Need new technologies for chronic disease management Heart Failure versus Coronary Deaths

Heart Failure Facts Only form of CV disease increasing in Mortality > 7 million patients in U.S.; > 50% Systolic HF > 800,000 New cases/year*; One every 9 deaths* Increase is due to advances-AMI*, PCI, ICDs Epidemic of Obesity, Diabetes, HTN Prevalence: 7-10% people > 65 yrs of age (M=F) Population > 65 yr-double the incidence by 2030 NUMBER Patients increase by 2025 to > 10 M

5 CIRC HF 2013

MORTALITY BY GENDER WITH HEART FAILURE * Heidenreich Circ HF 2013-AHA Forecast

HEART FAILURE Estimated Prevalence by Age & Gender 10.6 Total > 7million % of Population 9 AHA Ht and Stroke Facts 2006

Current Estimate of Advanced HF Pts 309 Million Population HF= 2.6 % Population* or 7.4 Million Total 45-50 % Preserved Systolic Function 3.0-3.5M 50-55 % Systolic HF 3.0-3.5 Million 35% Class I 35% Class II 25% Class III (10% IIIB) 5 % Class IV Class IV 150-200,000 Class IIIB+IV < 75 yrs 200-300,000 Pts Theoretical Candidates for Advanced Therapy Class III B 300-350,000 *Circulation 2014

Heart Failure Facts Mortality > 60% at 5 yrs, worse by Class > 1 Million Hospitalizations/Yr (3 M as #2,3 Dx) More Hosp days care HF than any other Dx # 1 cause of readmission 30 days: 20-30% Loss of work impact > $8 Billion COST NOW: $31 B ; COST 2030: $ 70 Billion* Mandate to find new more cost effective therapies * Heidenreich Circ HF 2013-AHA Forecast

PROJECTED INCREASE IN TOTAL COST OF HF CARE

Outcomes in Patients Hospitalized with Heart Failure References: Aghababian RV. Rev Cardiovasc Med. 2002;3(suppl 4):S3-S9. Jong P et al. Arch Intern Med. 2002;162:1689-1694. 0 25 50 75 100 20% 50% 30 Days 6 Months Hospital Readmissions 0 25 50 75 100 12% 60% 30 Days 12 Months Mortality 33% 5 Years Median length of hospital stay: 6 days N = 38,702 N = 38,702

Median Survival Decreases Progressively after Each Hospitalization 1st hospitalization (n=14,374) 2nd hospitalization (n=3,358) 3rd hospitalization (n=1,123) 4th hospitalization (n=417) 0.0 1.0 2.0 3.0 Medial Survival (years) Setoguchi et al. AHJ 07 Average age of HF hosp In community = 74-77 years

Median Survival Decreases Progressively after Each Hospitalization Impact of Chronic Kidney Disease (CKD) 1st hospitalization (n=14,374) 2nd hospitalization (n=3,358) 3rd hospitalization (n=1,123) 4th hospitalization (n=417) 0.0 1.0 2.0 3.0 Medial Survival (years) Setoguchi et al. AHJ 2007 CKD CKD CKD CKD Average age of HF hosp In community = 74-77 years

Hospital Visits for Congestive Heart Failure Initial Episode = 21% Repeat Visit = 79% Emergency Department Presentations Aghababian RV. Rev Cardiovasc Med. 2008;3(suppl 4):S3–S9.

Failed In-Hospital Trials-ADHF DOSE-Diuretic dosing: IV infusion vs Bolus ASCEND- BNP vs Std Care DAD-HF: low dose Dopamine, high/low lasix PROTECT: Rolofyline vs std care CARRESS: Ultrafiltration RELAX: Seralaxin vs placebo ASTRONAUT: Aliskerin SMAC-HF: Hypertonic saline Givertz et al J Card Fail 2013

Intravenous Inotropes-Milrinone (OPTIME) Calcium Sensitizer Inotrope-Levosimendan (LIDO) Endothelin Receptor Antagonists (RITZ) BNP metabolism Neprolysin inhibitor (OVERTURE) Calcium Channel Blockers (PRAISE) TNF antibodies (RENAISSANCE) Brain Natriuretic Peptide (FUSION 3) Vasopressin Antagonist (Tolvaptan) Adenosine Receptor Antagonist (PROTECT) Angiotensin Receptor Block (Irbesartan) (I-PRESERVE) Failed New Therapies for Heart Failure

Entresto : New combined ARB and BNP inhibitor VS ACEI PARADIGM Study*: 8,000 patients Reduced Mortality by 20% Reduced Hospitalization by 20% Only 1 % were Class IV Corlanor: Designed to slow HF; only blocks ion channel No effect on Mortality Reduced Hospitalization by 23% Add on drug, Beta Blocker intolerant Only 1 % Class IV; 1% African Am *NEJM Sept 2014 New Drugs for Heart Failure

Current Management of Advanced/End Stage HF Optimized Oral HF Drug Rx Tx High Risk CV Surgery BiV Pacer DT Investigational Drugs VADs HUGE GAP IN THERAPEUTIC OPTIONS C-PULSE

WHY SUNSHINE HEART COUNTER-HF™ Huge Gap in Therapeutic Options between optimized Medical Therapy/CRT Ht Tx or large LVAD Implant is much less invasive compared to Tx/LVAD Multiple Mechanisms of benefit Device can be safely stopped-Relieve Anxiety of Risk Patient can SHOWER with drive line detached-QOL Modular design allows easy repair of drive line Moving to eliminating drive line Caution: C-Pulse ® is an investigational device. The device is limited by federal (United States) law to investigational use only.

OPTIONS HF Improvement in Ejection Fraction © 2015 Sunshine Heart, Inc. Baseline Ejection Fraction (%) 0 10 20 30 40 6M * * p<0.01

C- Pulse OPTIONS-HF Structural Remodeling End Systolic Volume N=11 Baseline End Systolic Volume (mL) 0 30 60 90 120 150 180 N=8 Month 6 Sunshine Heart data on file Confidential

LVESV is Correlated with Mortality Meta Analysis of 30 trials* Studies indicate that a 30 mL LVESV change correlates with~80% improvement in mortality. 30 mL volume change demonstrated in STOP-HF Reduced LVESV (mL) % Mortality Benefit *Kramer DG. JACC 2010; 56(5)

23 Modified from Bristow M, in Braunwald, ed: Heart Disease, chap 24, 2005 Exclude “Futile” Implants C-PULSE Target Population

CURRENT LVAD PROBLEMS Significant advances in technology Cost is >$150,000 just for index hospitalization READMISSION rate: Avg 2.6 admits first year GI Bleeding-main cause of readmission Stroke: 8-10% Device Thrombosis/Replacement Infection

RECOVERY Holy Grail of any form of mechanical support Sufficient improvement to remove the device Limited success with today’s chronic LVADs- 5-10% Explant and failure requires large Reoperation procedure If improvements seen in the short follow up with C-Pulse Persist or improve more, could lead to increased Recovery Goal is significant sustained improvement If HF returns, limited procedure to reinitiate therapy

26 Modified from Bristow M, in Braunwald, ed: Heart Disease, chap 24, 2005 Exclude “Futile” Implants C-PULSE Target Population

SUMMARY Growth in Heart Failure is “At a Tipping Point” Rapid increase in those still symptomatic on Optimal MM Once hospitalized for HF, dramatic decline in Survival Cost of this expansion (hospitalizations) is not sustainable Clear need for effective new alternative to current Rx Pilot data from C-Pulse is very encouraging Sustainable Recovery would have enormous impact Design makes it much more attractive to patient COUNTER trial should enroll well

STANDARDIZED CONSENT C-PULSE Trial enrollment is a critical component of success Enrollment varies between sites Significant Variability Consent Presentation New Approach: Create Scripted, Video-Taped Presentation of study and details- Allows uniform and “ideal” presentation as many times as patient needs and subsequent questions addressed FDA, Sponsor, PI, and Patient ALL Advantaged Caution: C-Pulse ® is an investigational device. The device is limited by federal (United States) law to investigational use only.